UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2015

TUCSON ELECTRIC POWER COMPANY
(Exact name of registrant as specified in its charter)

Arizona	1-5924	86-0062700
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
88 East Broadway Boulevard, Tucson, AZ 85701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 12, 2015, the Tucson Electric Power Company (TEP) Board of Directors (Board) filled a vacancy on the Board by electing Todd C. Hixon as a director. In addition to his duties as a director, Mr. Hixon continues to serve as Vice President and General Counsel of TEP. Additional information concerning Mr. Hixon is included in our 2014 Annual Report on Form 10-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
As previously reported, on August 12, 2014, the Arizona Corporation Commission (ACC) issued an order (ACC Order)approving the acquisition of TEP’s parent company, UNS Energy Corporation (UNS Energy), by Fortis Inc. The acquisition closed on August 15, 2014. The ACC Order included a requirement that within a year of the close of the acquisition, UNS Energy establish a “golden share” to be held by one independent person who is an Arizona resident, and that the consent of the holder of the golden share would be required for UNS Energy, TEP or TEP affiliates UNS Electric, Inc. and UNS Gas, Inc. to file for voluntary bankruptcy protection.
On July 20, 2015, UNS Energy amended its articles of incorporation to create a series of preferred stock (the Limited Voting Junior Preferred Stock) to serve as the golden share. To address the limitations imposed by the Limited Voting Junior Preferred Stock, on August 12, 2015, the Board amended TEP’s bylaws to add a new provision providing that TEP will not make a voluntary bankruptcy filing without the approval of UNS Energy and the consent of the holder of the Limited Voting Junior Preferred Stock.
Mr. Robert L. Draper will hold the Limited Voting Junior Preferred Stock. Mr. Draper is an Arizona resident who has been determined to be independent of UNS Energy by virtue of meeting the independence requirements of the New York Stock Exchange and UNS Energy’s Director Independence Standards.
The amendment to the TEP bylaws described above is filed herewith as Exhibit 3.1. The amendment to the UNS Energy articles of incorporation creating the series of Limited Voting Junior Preferred Stock is filed herewith as Exhibit 3.2.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
3.1	Amendment No. 1 to the Bylaws of Tucson Electric Power Company.
3.2	Amendment to Articles of Incorporation of UNS Energy Corporation creating series of Limited Voting Junior Preferred Stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2015	TUCSON ELECTRIC POWER COMPANY ___________________________ (Registrant) /s/ Kevin P. Larson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amendment No. 1 to the Bylaws of Tucson Electric Power Company.
3.2	Amendment to Articles of Incorporation of UNS Energy Corporation creating series of Limited Voting Junior Preferred Stock.